                                                                   EXHIBIT 10.15
                                                                   -------------

                                                                  EXECUTION COPY
                                                                  --------------

                            STOCK PURCHASE AGREEMENT
                            ------------------------

          THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of August 5, 1999, and shall be effective as of the Effective Date (as defined below), between ChipPAC, Inc., a California corporation (the "Company") and Intel Corporation, a Delaware corporation (the "Purchaser"). "Effective Date" means the date of consummation of the transactions contemplated by that certain Agreement and Plan of Recapitalization and Merger dated as of March 13, 1999, as amended (the "Recapitalization Agreement"), by and among Hyundai Electronics Industries Co., Ltd., Hyundai Electronics America, the Company and ChipPAC Merger Corp. Notwithstanding anything herein to the contrary, this Agreement shall not take effect until the Effective Date, the representations and warranties set forth in this Agreement shall be deemed to be made solely from and after the Effective Date, and the covenants, agreements and other obligations of the parties created by this Agreement shall apply prospectively from and after the Effective Date and shall have no retroactive effect. Except as otherwise indicated herein, capitalized terms used herein are defined in
Section 8 hereof.

          The parties hereto agree as follows:

          Section 1.  Authorization and Issuance and Sale of Stock and the
                      ----------------------------------------------------
Warrant.
-------

          1A.  Authorization of Issuance and Sale of Stock and the Warrant.
               -----------------------------------------------------------
Subject to the terms and conditions contained herein, the Company will authorize the issuance and sale to the Purchaser of (i) the Warrant referred to in paragraph 4D hereof and (ii) 10,000 shares of its Class A Preferred Stock, par value $.01 per share (the "Class A Preferred"), having the rights and preferences set forth in the Company's Articles of Incorporation, to be amended and restated, as set forth in Exhibit A attached hereto, for an aggregate
                              ---------
purchase price of $10,000,000. The aforementioned 10,000 shares of Class A Preferred shall be initially convertible, as of the Effective Date, into not less than 6.25% of the Company's Class L Common and Class A Common (as defined in paragraph 6C), before taking into account any shares of common stock issued or issuable to employees, officers or directors of the Company or its Subsidiaries or financing sources.

          1B.  Purchase and Sale of Stock and the Warrant.   Subject to the
               ------------------------------------------
terms and conditions contained herein, at the Closing (as defined in Section 1C below), the Company will sell to Purchaser, and Purchaser will purchase from the Company, (i) 10,000 shares of Class A Preferred and (ii) the Warrant referred to in paragraph 4D hereof, for an aggregate purchase price for both the Class A Preferred and the Warrant of $10,000,000. The fair market value of the Class A Preferred and the Warrant shall be allocated as set forth in paragraph 9M hereof.

          1C.  The Closing.   Subject to the terms and conditions contained in
               -----------
this Agreement, the closing of the purchase and sale of the Class A Preferred and the Warrant (the "Closing") will take place at a site designated by the Company, at 10:00 a.m. local time on the first date on which each of the conditions set forth in Section 2 and Section 3 have been satisfied or waived by the party entitled to waive any such condition or at such other place or on such other date as may be mutually agreeable to the Company and Purchaser (the "Closing Date"). At the Closing, the Company will deliver to Purchaser stock certificates evidencing the Class A Preferred to be purchased by Purchaser and the Warrant, in each case, registered in Purchaser's or its nominee's name, upon payment of $10,000,000 by wire transfer of immediately available funds to a bank account of the Company designated to the Purchaser prior to the Closing.

          Section 2.  Conditions of Purchaser's Obligation at the Closing.  The
                      ---------------------------------------------------
obligation of Purchaser to purchase and pay for the Class A Preferred and the Warrant at the Closing is subject to the satisfaction as of the Closing of the following conditions:

          2A.  Representations and Warranties; Covenants.   The representations
               -----------------------------------------
and warranties contained in Section 6 hereof will be true and correct in all material respects at and as of the Closing Date as though then made, and the Company will have performed all of the covenants required to be performed by it hereunder prior to the Closing Date.

          2B.  Amendment of Articles of Incorporation.  The Company's Articles
               --------------------------------------
of Incorporation (the "Articles of Incorporation") will have been amended and restated as set forth in Exhibit A hereto, will be in full force and effect
                         ---------
under the laws of California as of the Closing Date as so amended and will not have been further amended or modified.

          2C.  Recapitalization.   The transactions contemplated by the
               ----------------
Recapitalization Agreement shall have been consummated in accordance with the terms thereof. Between the date hereof and the Closing Date, there shall have been no material adverse change to the terms and conditions of the Recapitalization Agreement.

          2D.  Stockholders Agreement.   The Company, Purchaser and each of the
               ----------------------
other stockholders of the Company listed therein will have entered into a stockholders agreement as set forth in Exhibit B attached hereto (the
                                       ---------
"Stockholders Agreement"), and the Stockholders Agreement will not have been amended or modified and will be in full force and effect as of the Closing.

          2E.  Registration Agreement.   The Company, Purchaser and each of the
               ----------------------
other stockholders of the Company listed therein will have entered into a registration agreement as set forth in Exhibit C attached hereto (the
                                       ---------
"Registration Agreement"), and the Registration Agreement will not have been amended or modified and will be in full force and effect as of the Closing.

          2F.  Securities Law Compliance.   The Company shall have made all
               -------------------------
filings under applicable federal and state securities laws necessary to consummate the issuance of the Class A Preferred and the Warrant pursuant to this Agreement in compliance with such laws.

          2G.    Opinion of the Company's Counsel.   Purchaser shall have
                 --------------------------------
received from Kirkland & Ellis, special counsel for the Company, a legal opinion addressed to Purchaser, dated the Closing Date, in a form to be mutually agreed upon by counsel for the Company and counsel for the Purchaser.

           2H.   Closing Documents.   The Company shall have delivered to
                 -----------------
Purchaser all of the following documents:

          (i) an officer's certificate, dated the date of the Closing, stating that the conditions specified in paragraphs 2A through 2G, inclusive, have been fully satisfied;

          (ii) certified copies of (a) the resolutions duly adopted by the Company's board of directors authorizing the execution, delivery and performance of this Agreement and each of the other agreements contemplated hereby, the filing of the amended and restated Articles of Incorporation referred to in paragraph 2B, the issuance and sale of the Class A Preferred, the issuance of the Warrant and the consummation of all other transactions contemplated by this Agreement and (b) the resolutions duly adopted by the Company's stockholders adopting the amended and restated Articles of Incorporation referred to in paragraph 2B;

          (iii) a certified copy of the Company's Articles of Incorporation and bylaws, as in effect at the Closing; and

          (iv) such other documents relating to the transactions contemplated by this Agreement as Purchaser or its counsel may reasonably request.

          2I.    Waiver.   Any condition specified in this Section 2 may be
                 ------
waived if consented to by Purchaser; provided that no such waiver shall be effective against Purchaser unless it is set forth in a writing executed by Purchaser.

          Section 3.  Conditions of the Company's Obligation at the Closing.
                      -----------------------------------------------------
The obligation of the Company to sell the Class A Preferred and issue the Warrant at the Closing is subject to the satisfaction as of the Closing of the following conditions:

          3A.    Representations and Warranties; Covenants.   The
                 -----------------------------------------
representations and warranties contained in Section 7 hereof will be true and correct in all material respects at and as of the Closing Date as though then made, and Purchaser will have performed all of the covenants required to be performed by it hereunder prior to the Closing Date.

          3B.    Amendment of Articles of Incorporation.  The Articles of
                 --------------------------------------
Incorporation will have been amended as set forth in Exhibit A hereto, will be
                                                     ---------
in full force and effect under the
laws of California as of the Closing as so amended and will not have been further amended or modified.

          3C.  Recapitalization.   The transactions contemplated by the
               ----------------
Recapitalization Agreement shall have been consummated in accordance with the terms thereof.

          3D.  Stockholders Agreement.   The Company, Purchaser and each of the
               ----------------------
other stockholders of the Company listed therein will have entered into the Stockholders Agreement, and the Stockholders Agreement will not have been amended or modified and will be in full force and effect as of the Closing.

          3E.  Registration Agreement.   The Company, Purchaser and each of the
               ----------------------
other stockholders of the Company listed therein will have entered into the Registration Agreement, and the Registration Agreement will not have been amended or modified and will be in full force and effect as of the Closing.

          3F.  Closing Documents.  Purchaser shall have delivered to the Company
               -----------------
such documents relating to the transactions contemplated by this Agreement as the Company or its counsel may reasonably request.

          3G.  Securities Law Compliance.   The Company shall have made all
               -------------------------
filings under applicable federal and state securities laws necessary to consummate the issuance of the Class A Preferred and the Warrant pursuant to this Agreement in compliance with such laws.

          3H.  Waiver.   Any condition specified in this Section 3 may be waived
               ------
if consented to by the Company; provided that no such waiver shall be effective against the Company unless it is set forth in a writing executed by the Company.

           Section 4.  Covenants.
                       ---------

          4A.  Financial Statements and Other Information.   Prior to the
               ------------------------------------------
consummation of an Initial Public Offering, the Company will deliver to each holder of at least 10% of the outstanding Underlying Common Stock:

          (i) as soon as available but in any event within 30 days after the end of each monthly accounting period in each calendar year, unaudited consolidated statements of income and cash flows of the Company and its Subsidiaries for such monthly period and for the period from the beginning of the fiscal year to the end of such month, and unaudited consolidated balance sheets of the Company and its Subsidiaries as of the end of such monthly period, and all such statements shall be prepared in accordance with generally accepted accounting principles, consistently applied, and shall be certified by the Company's chief financial officer;

          (ii) as soon as available but in any event within 45 days after the end of each quarterly accounting period in each calendar year, unaudited consolidated statements of income and cash flows of the Company and its Subsidiaries for such quarterly period and for the period from the beginning of the fiscal year to the end of such quarter, and unaudited consolidated balance sheets of the Company and its Subsidiaries as of the end of such quarterly period, and all such statements shall be prepared in accordance with generally accepted accounting principles, consistently applied, and shall be certified by the Company's chief financial officer;

          (iii) within 120 days after the end of each calendar year, consolidated statements of income and cash flows of the Company and its Subsidiaries for such fiscal year, and consolidated balance sheets of the Company and its Subsidiaries as of the end of such calendar year, all prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by an audit opinion of PriceWaterhouseCoopers LLP or such other independent accounting firm of recognized national standing approved by the Company's board of directors; and

          (iv) at least 30 days prior to the beginning of each calendar year, annual budgeted statements of income and cash flows and budgeted balance sheets, which shall have been reviewed and approved by the Company's board of directors.

          4B.    Information Requirements after an IPO.   Subsequent to the
                 -------------------------------------
consummation of an Initial Public Offering, the Company will deliver to each holder of at least 10% of the outstanding Underlying Common Stock, within ten days after transmission thereof, copies of all registration statements and all regular, special or periodic reports which it files with respect to the Company with the Securities and Exchange Commission or with any securities exchange on which any of its securities are then listed.

          4C.    Current Public Information.   At all times after the Company
                 --------------------------
has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Company shall file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder and shall take such further action as any holder or holders of Restricted Securities may reasonably request, all to the extent required to enable such holders to sell Restricted Securities pursuant to Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission. Upon request, the Company shall deliver to any holder of Restricted Securities a written statement as to whether it has complied with such requirements.

          4D.    Warrant.   At the Closing, the Company shall issue Purchaser a
                 -------
warrant substantially in the form of Exhibit D hereto (the "Warrant"), upon
                                     ---------
payment of the consideration set
forth in paragraph 1C at the Closing. The exercise of the Warrant shall be subject to the terms and conditions set forth therein.

          Section 5.  Transfer of Restricted Securities.
                      ---------------------------------

          5A.  Transfer of Restricted Securities.   Restricted Securities are
               ---------------------------------
transferable only pursuant to (a) public offerings registered under the Securities Act, (b) Rule 144 or Rule 144A of the Securities and Exchange Commission (or any similar rule or rules then in force) if any such rule is available and (c) subject to the conditions specified in paragraph 5B below, any other legally available means of transfer.

          5B.  Opinion Delivery.    In connection with the transfer of any
               ----------------
Restricted Securities (other than a transfer described in paragraph 5A(a) or (b) above), the holder thereof shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of the Restricted Securities delivers to the Company an opinion of such counsel that no subsequent transfer of such Restricted Securities shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act legend set forth in paragraph 7F. If the Company is not required to deliver new certificates for such Restricted Securities not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this paragraph and paragraph 7F.

          Section 6.  Representations and Warranties of the Company.  Except as
                      ---------------------------------------------
set forth in or contemplated by this Agreement, the financial statements delivered to Purchaser pursuant to paragraph 6G or the disclosures of the Company described herein, the Company hereby represents and warrants to Purchaser as follows:

          6A.  Corporate Existence and Authority.  The Company is a corporation
               ---------------------------------
duly incorporated, validly existing and in good standing under the laws of the State of California. The Company has full corporate power and authority to execute and deliver this Agreement and the other agreements contemplated hereby to which it is a party, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The Company has full corporate power and authority to conduct its business as and to the extent now conducted and to own, use and lease its assets and properties, and is duly qualified, licensed or admitted to do business and is in good standing in those jurisdictions in which the ownership, use or leasing of its assets and properties or the conduct of its business makes such qualification, licensing, or admission necessary, except where the failure to be so qualified, licensed, admitted or in good standing could not reasonably be expected to have a material adverse effect on the Company.

          6B.    Authorization; Binding Effect.  The execution and delivery by
                 -----------------------------
the Company of this Agreement and the other agreements contemplated hereby to which the Company is a party, and the performance by the Company of its obligations hereunder and thereunder, have been duly and validly authorized by its Board of Directors, and no other corporate action on its part or on the part of its shareholders being necessary, except shareholder approval of the amended and restated Articles of Incorporation. This Agreement has been and the other agreements contemplated hereby will be, prior to the Closing, duly and validly executed and delivered by the Company and, upon the execution and delivery thereof by the other parties thereto, will constitute, its legal, valid and binding obligations enforceable against it in accordance with the terms thereof, subject to the effect and limitations of any bankruptcy, insolvency, reorganization, moratorium or other similar law affecting the enforcement of creditors' rights generally and to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          6C.  Capital Stock and Related Matters.   As of the Closing and
               ---------------------------------
immediately thereafter, the authorized capital stock of the Company shall consist of 115,000 shares of Preferred Stock, of which 10,000 shares shall be designated as Class A Preferred (all of which shall be issued and outstanding) and 105,000 shares shall be designated as Class B Preferred Stock, par value $.01 per share (the "Class B Preferred") (70,000 shares of which shall be issued and outstanding and 35,000 shares of which shall be reserved for future issuance pursuant to the Recapitalization Agreement) and 380,000,000 shares of Common Stock, of which 180,000,000 shares shall be designated as Class A Common Stock, par value $.01 per share (the "Class A Common"), 180,000,000 shares shall be designated as Class B Common Stock, par value $.01 per share (the "Class B Common") and 20,000,000 shares shall be designated as Class L Common Stock, par value $.01 per share (the "Class L Common"). As of the Closing, the Class A Preferred to be sold pursuant to this Agreement shall be initially convertible into not less than 6.25% of the Company's Class L Common and Class A Common, before taking into account any shares of common stock issued or issuable to employees, officers or directors of the Company or its Subsidiaries or financing sources. As of the Closing, except for the Class A Preferred, the Company will not have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features, nor, except for the Class A Preferred and the shares of stock reserved for grant of stock options to the management of the Company and its Subsidiaries (including any such stock options granted on or prior to the Closing Date), shall it have outstanding any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans. As of the Closing, except with respect to the Class A Preferred, the Company will not be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any warrants, options or other rights to acquire its capital stock. As of the Closing, all of the outstanding shares of the Company's capital stock will be validly issued, fully paid and nonassessable.

          6D.  Subsidiaries.   As of the Closing, the Company shall own,
               ------------
directly or indirectly, all of the issued and outstanding capital stock (or similar equity interests or registered capital, other than any director's qualifying or nominee shares) of each of (i) ChipPAC Barbados Limited, a Barbadian company, (ii) ChipPAC Limited, a British Virgin Islands corporation,
(iii) ChipPAC Korea Company Ltd., a corporation incorporated under the laws of the Republic of Korea, (iv) Hyundai Electronics (Shanghai) Company Ltd. (name to be changed to ChipPAC (Shanghai) Company Ltd.), a company limited and wholly foreign owned entity under the People's Republic of China, (v) ChipPAC Assembly and Test (Shanghai) Company, Ltd., a company limited and a wholly foreign owned entity under the laws of the People's Republic of China, (vi) ChipPAC International Company Limited, a British Virgin Islands corporation, (vii) ChipPAC Hungary Kft, a Hungarian corporation and (viii) ChipPAC Luxembourg S.a.r.l., a corporation incorporated under the laws of Luxembourg (collectively the "ChipPAC Subsidiaries"). Each of the ChipPAC Subsidiaries is a corporation or limited liability entity duly formed and validly existing under the laws of its jurisdiction of formation. Each of the ChipPAC Subsidiaries has full corporate power and authority to conduct its business as and to the extent now conducted and to own, use and lease its assets and properties. As of the Closing, the Company will not directly or indirectly own any rights or interests in any other person or entity, other than the ChipPAC Subsidiaries. There are no outstanding options or rights in favor of any person to purchase shares of any class or series of capital stock of any of the ChipPAC Subsidiaries.

          6E.  Absence of Conflicts.  The execution and delivery by the Company
               --------------------
of this Agreement and the other agreements contemplated hereby do not, and the performance by the Company of its obligations under this Agreement and the other agreements contemplated hereby and the consummation of the transactions contemplated hereby and thereby will not, (a) conflict with or result in a violation or breach of the articles of incorporation or bylaws of the Company;
(b) subject to obtaining the consents, approvals and actions, and making the filings and giving the notices described in paragraph 6F and paragraph 7D, conflict with or result in a violation or breach of any law or order applicable to the Company or any of its assets and properties; (c) (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under, (iii) require the Company to obtain any consent or approval of any person as a result or under the terms of, (iv) result in or give to any person any right of termination, cancellation, acceleration or modification in or with respect to, or (v) result in the creation or imposition of any lien or encumbrance upon the Company or any of its assets or properties under, any agreement to which the Company is a party or by which any of its assets or properties is bound, other than, in the case of clauses (b) and (c), such conflicts, violations, breaches and other consequences within the scope of clauses (b) and (c) which would occur solely as a result of the identity or the legal or regulatory status of Purchaser or any of its Affiliates.

          6F.  Governmental Approvals and Filings.  No consent, approval or
               ----------------------------------
action of, filing with or notice to, any governmental or regulatory authority on the part of the Company is required in connection with the execution, delivery and performance of this Agreement or any of the other agreements contemplated hereby or the consummation of the transactions contemplated hereby or thereby, except (i) any required filings under "blue-sky" laws of the State of California and similar laws of any other state; (ii) the filing of the amended and restated Articles of Incorporation with the Secretary of State of the State of California and (iii) where required solely as a result of the identity or the legal or regulatory status of Purchaser or any of its Affiliates.

          6G.  Financial Statements and Condition.
               ----------------------------------

          (a) The Company has delivered to Purchaser the audited combined balance sheets of ChipPAC (Direct and Indirect Subsidiaries of Hyundai Electronics Industries Co., Ltd.) as of December 31, 1998 (the "Financial Statement Date"), December 31, 1997 and 1996 and the audited combined statements of operations, of shareholders' and divisional equity, and of cash flows for each of the four years in the period ended December 31, 1998, together with the report thereon by PriceWaterhouseCoopers L.L.P. (the December 31, 1998 combined balance sheet hereinafter referred to as the "Balance Sheet" and all of the aforementioned financial statements are collectively referred to herein as the "Financial Statements"). Except as set forth in the notes thereto, all such combined financial statements were prepared in accordance with generally accepted accounting principles and fairly present in all material respects the combined financial position and results of operations of ChipPAC as of the respective dates thereof and for the respective periods covered thereby.

          (b) Since the Financial Statement Date there has been no material adverse effect on the Company and no event has occurred which could reasonably be expected to result in a material adverse effect on the Company.

          6H.  Taxes.  The Company and the ChipPAC Subsidiaries have filed or
               -----
caused to be filed all tax returns required to be filed in all jurisdictions under applicable law and all such tax returns are complete and correct in all material respects. The Company and the ChipPAC Subsidiaries have, within the time and in the manner prescribed by law, paid directly or indirectly (and until the Closing will pay directly or indirectly within the time and in the manner prescribed by law) all taxes that are due and payable. No examination of any tax return of the Company or the ChipPAC Subsidiaries is underway of which notice has been provided to the Company.

          6I.  Legal Proceedings.  There are no orders outstanding and no
               -----------------
actions or proceedings pending or, to the knowledge of the Company, threatened against, relating to or affecting the Company or any of the ChipPAC Subsidiaries, or any of their respective assets and properties, which could reasonably be expected to delay or to result in the issuance of an order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the other agreements contemplated hereby, or otherwise to impair the ability of the Company to perform its obligations under this Agreement and the other agreements contemplated hereby and to consummate the transactions contemplated hereby and thereby or otherwise to impair the ability of the Company or the ChipPAC Subsidiaries to conduct their business after the Closing.

          6J.    Compliance With Laws and Orders.  Neither the Company nor any
                 -------------------------------
of the ChipPAC Subsidiaries has been or is in violation of or in default under any law applicable to the it, or any of their respective assets and properties
(i) in any material respect or (ii) in any respect that restricts the operation of the business of the Company or the ChipPAC Subsidiaries.

          6K.  Benefit Plans; ERISA.
               --------------------

          (a) Set forth in Section 3.11 of the Company Disclosure Schedule attached to the Recapitalization Agreement is a list of all Benefit Plans of the Company and the ChipPAC Subsidiaries or pursuant to which any employee of the Company or the ChipPAC Subsidiaries is entitled to benefits. Each Benefit Plan which is listed in Section 3.11 of the Company Disclosure Schedule attached to the Recapitalization Agreement is in compliance in all material respects with all applicable laws. Except as set forth in said Section 3.11 of the Company Disclosure Schedule, there are no proceedings, claims (other than for benefits payable in the normal course of business) or suits pending or, to the knowledge of the Company, threatened by any governmental or regulatory authority or any participant or beneficiary against any of the Benefit Plans, the assets of any of the trusts under any of the Benefit Plans or the plan sponsor or any fiduciary of any of the Benefit Plans. All contributions required to be made with respect to the Benefit Plans relating to any employee of the Company or any of the ChipPAC Subsidiaries have been made (or have been or will be accrued for in the ordinary course of business).

          (b) There are no (i) unfair labor practice charges pending against, any of the Company or any of the ChipPAC Subsidiaries or (ii) pending or, to the best of the Company's knowledge, threatened strikes or arbitration proceedings involving labor matters affecting the Company or any of the ChipPAC Subsidiaries. Neither the Company nor any of the ChipPAC Subsidiaries has experienced any significant strikes, work stoppage or other significant labor difficulties of any nature.

           6L. Real Property.
               -------------

          (a) Section 3.12(a) of the Company Disclosure Schedule attached to the Recapitalization Agreement contains a list of each parcel of real property leased or subleased by the Company or any of the ChipPAC Subsidiaries (as lessor or lessee). Neither the Company nor any ChipPAC Subsidiary owns any real property.

          (b) The Company and the ChipPAC Subsidiaries have or will have at Closing valid and subsisting leasehold or subleasehold estates in the respective real properties leased by them as lessee or sublessee under leases or subleases referred to in paragraph (a) of this paragraph 6L. Each such lease or sublease is a legal, valid and binding agreement, enforceable in accordance with its terms, subject to the effect and limitations of any bankruptcy, insolvency, reorganization, moratorium or other similar law affecting the enforcement of creditors' rights generally and to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          6M.  Tangible Personal Property.  The Company and the ChipPAC
               --------------------------
Subsidiaries are or at the Closing will be in possession of, and have or at the Closing will have marketable title to, valid leasehold interests in or valid and enforceable rights to use, all tangible personal property which is used in and material to their business, subject to any Permitted Encumbrance.

          6N.  Intellectual Property Rights.
               ----------------------------

          (a) At the Closing, giving effect to those licenses and rights to Intellectual Property to be made available to the Company and its Subsidiaries from Hyundai Electronics Industries Co., Ltd. and its Affiliates ("Hyundai"), the Company and the ChipPAC Subsidiaries will have all requisite right, title and interest in or valid and enforceable rights under contract to use all Intellectual Property necessary to the conduct of their business as presently conducted (the "IP Rights") and after the Closing such IP Rights will be available for use by the Company or one of the ChipPAC Subsidiaries as provided in such licensing arrangements. Neither the Company nor any of the ChipPAC Subsidiaries has received notice that they are infringing or misappropriating any Intellectual Property of any other person. Neither the Company nor any of the ChipPAC Subsidiaries is infringing or misappropriating any Intellectual Property of any other person, and no claim against the Company or any ChipPAC Subsidiary is pending or has been threatened asserting any such infringement or contesting the validity, enforceability, use or ownership of any IP Rights. No "right to use" study or similar investigation with respect to the Intellectual Property of any third party has been conducted by the Company or any ChipPAC Subsidiary. To the knowledge of the Company, no third party is infringing or misappropriating the IP Rights.

          (b) All material computer systems used in the business of the Company and the ChipPAC Subsidiaries recognize and shall recognize the advent of the year 2000 and can correctly recognize and manipulate date information relating to dates before, on or after January 1, 2000 and the operation and functionality of such computer systems will not be adversely affected by the advent of the year 2000 or any manipulations of data featuring date information relating to dates before, on or after January 1, 2000.

          6O.  Contracts.     Each material contract to which the Company or any
               ---------
ChipPAC Subsidiary is a party is in full force and effect and constitutes a legal, valid and binding agreement of the Company or such ChipPAC Subsidiary, enforceable in accordance with its terms, subject to the effect and limitations of any bankruptcy, insolvency, reorganization, moratorium or other similar law affecting the enforcement of creditors' rights generally and to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law); neither the Company nor any ChipPAC Subsidiary nor, to the knowledge of the Company, any other party to any such contract is in violation of or default under any material provision of any such contract (or with notice or lapse of time or both, would be in violation of or default under any material provision of any such contract).

          6P.  Permits.  The Company and the ChipPAC Subsidiaries have all
               -------
permits required for the conduct of their business as presently conducted. Each such permit is valid, binding and in full force and effect; and to the knowledge of the Company, neither the Company nor any ChipPAC Subsidiary is in default (or with the giving of notice or lapse of time or both, would be in default) under any such permit in any material respect.

          6Q.  Environmental Matters.
               ---------------------

          (a) No written notification of a Release of a Hazardous Material has been filed by or on behalf of the Company or any ChipPAC Subsidiary, and no site or facility, or related offsite disposal site, is listed or is proposed for listing on the NPL, CERCLIS or any similar list of sites requiring investigation or clean-up under the laws of any other country.

          (b) There have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by, or that are in the possession of the Company or the ChipPAC Subsidiaries, in relation to any site or facility now or previously owned, operated or leased by the Company or any ChipPAC Subsidiary which have not been made available to Purchaser prior to the execution of this Agreement.
          (c) Neither the Company nor any of the ChipPAC Subsidiaries has treated, stored, disposed of, handled or released any Hazardous Material or owned or operated any property or facility (and no such property or facility is contaminated by any Hazardous Material) in any manner that has given or would give rise to any liabilities or remedial obligations pursuant to any Environmental Law.

          6R.  Insurance.  The Company has made available or caused to be made
               ---------
available to Purchaser copies of each insurance policy (including policies providing property, casualty, liability, and worker's compensation coverage and bond and surety arrangements, but excluding policies no longer in force) with respect to which the Company or any of the ChipPAC Subsidiaries is a party, or named insured, or otherwise the beneficiary of coverage as of the date of this Agreement.

          6S.  No Brokers.   All negotiations relative to this Agreement and the
               ----------
other agreements contemplated hereby and the transactions contemplated hereby and thereby have been carried out by the Company directly with Purchaser without the intervention of any person on behalf of the Company in such a manner as to give rise to any valid claim by any person against Purchaser or against the Company for a finder's fee, brokerage commission or similar payment.

          6T.  No Other Representations.  Notwithstanding anything to the
               ------------------------
contrary contained in this Agreement, it is the explicit intent, understanding and agreement of each party hereto that the Company is not making any representation or warranty whatsoever, express or implied, except those representations and warranties contained in this Section 6 and in any certificate delivered pursuant to subparagraph 2H(i). In particular, the Company makes no representation or warranty to Purchaser with respect to (a) the information made available to Purchaser or any of its representatives in connection with Purchaser's consideration of the transactions contemplated by this Agreement and (b) any financial projection or forecast furnished to Purchaser by, or otherwise relating to, the Company or any of the ChipPAC Subsidiaries, other than the fact that such projections and forecasts were prepared in good faith and based upon assumptions believed to be reasonable. With respect to all such projections and forecasts, Purchaser hereby acknowledges and agrees that (i) there are uncertainties inherent in attempting to make such projections and forecasts, (ii) Purchaser is aware of such uncertainties, (iii) Purchaser is taking full responsibility for making its own evaluation of the adequacy and accuracy of all such projections and forecasts, including projections and forecasts relating to the businesses and operations of the Company and the ChipPAC Subsidiaries that were previously conducted by Hyundai and (iv) Purchaser shall have no claim against the Company or any of its representatives or Affiliates with respect to such projections or forecasts.

          6U.  Assets.   All of the Company's and the ChipPAC Subsidiaries'
               ------
buildings, improvements, machinery, equipment and other tangible personal property and assets are in good condition and repair in all material respects, ordinary wear and tear excepted, and are usable in the ordinary course of business and, as of the Closing Date, all of the assets of each of the Company and the ChipPAC Subsidiaries will be free and clear of all liens and encumbrances other than Permitted Encumbrances. The assets of the Company and the ChipPAC Subsidiaries (together with the services to be made available to the Company and the ChipPAC Subsidiaries pursuant to transitional service and similar agreements with Hyundai) include all assets (including all Intellectual Property) necessary to the conduct of the business of the Company and the ChipPAC Subsidiaries as presently conducted.

          6V.  Product Warranty.  No products heretofore sold by the Company or
               ----------------
any of the ChipPAC Subsidiaries are now subject to any guarantee or warranty other than ChipPAC's standard terms and conditions of sale. The reserve for product warranty liability recorded in the Company's financial statements is sufficient to provide for the Company's warranty liability for any product designed, manufactured, merchandised, serviced, distributed or sold by the Company or the

ChipPAC Subsidiaries, or other damages in connection with such sales or deliveries at any time prior to the Closing Date.

          Section 7.  Representations and Warranties of Purchaser.  Purchaser
                      -------------------------------------------
hereby represents and warrants to the Company as follows:

          7A.  Corporate Existence and Authority.  Purchaser is a corporation
               ---------------------------------
duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Purchaser has full corporate power and authority to execute and deliver this Agreement and the other agreements contemplated hereby to which it is a party, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby.

          7B.  Authorization; Binding Effect.  The execution and delivery by
               -----------------------------
Purchaser of this Agreement and the other agreements contemplated hereby to which it is a party, and the performance by Purchaser of its obligations hereunder and thereunder, have been duly and validly authorized by its board of directors, no other corporate action on the part of Purchaser or any of its stockholders being necessary. This Agreement has been duly and validly executed by Purchaser, and contemporaneously with the Closing, Purchaser shall duly and validly execute the other agreements contemplated hereby, and upon the execution and delivery by the other parties thereto, will constitute legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their terms, subject to the effect and limitations of any bankruptcy, insolvency, reorganization, moratorium or other similar law affecting the enforcement of creditors' rights generally and to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          7C.  Absence of Conflicts.  The execution and delivery by Purchaser of
               --------------------
this Agreement does not, and the execution and delivery by Purchaser of the other agreements contemplated hereby to which it is a party, the performance by Purchaser of its obligations under this Agreement and such other agreements and the consummation of the transactions contemplated hereby and thereby will not:
(a) conflict with or result in a violation or breach of the certificate of incorporation or bylaws of Purchaser; (b) conflict with or result in a violation or breach of any law or order applicable to Purchaser or any of its assets or properties; or (c) (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under,
(iii) require Purchaser to obtain any consent or approval of any person as a result or under the terms of, or (iv) result in or give to any person any right of termination, cancellation, acceleration or modification with respect to, or
(v) result in the creation or imposition of any lien or encumbrance upon Purchaser or any of its assets or properties under, any contract to which Purchaser is a party or by which any of its assets and properties is bound.

          7D.  Governmental Approvals and Filings.  No consent, approval or
               ----------------------------------
action of, filing with or notice to any governmental or regulatory authority on the part of Purchaser or any of its stockholders is required in connection with the execution, delivery and performance of this Agreement or the other agreements to which it is a party or the consummation of the transactions contemplated hereby or thereby, except where the failure to obtain any such consent, approval or action, to make any such filing or to give any such notice could not reasonably be expected to have a material adverse effect on the Company after the Closing or to delay or have a material adverse effect on the ability of Purchaser to consummate the transactions contemplated by this Agreement or any of the other agreements contemplated hereby or to perform any of its obligations hereunder or thereunder or where required solely as a result of the identity or the legal or regulatory status of the Company or any of its Affiliates.

          7E.  No Brokers. All negotiations relative to this Agreement and the
               ----------
other agreements contemplated hereby and the transactions contemplated hereby and thereby have been carried out by Purchaser directly with the Company or its representatives without the intervention of any person on behalf of Purchaser in such a manner as to give rise to any valid claim by any person against the Company or any of its Affiliates for a finder's fee, brokerage commission or similar payment.

          7F.  Purchaser's Investment Representations.  Purchaser represents and
               --------------------------------------
warrants that it is acquiring the Restricted Securities purchased hereunder or acquired pursuant hereto for its own account with the present intention of holding such securities for purposes of investment, and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein shall prevent Purchaser and subsequent holders of Restricted Securities from transferring such securities in compliance with the provisions of Section 5 hereof. Each certificate or instrument representing Restricted Securities shall be imprinted with a legend in substantially the following form:

     "The securities represented by this certificate were originally issued on August 5, 1999, and have not been registered under the Securities Act of 1933, as amended. The transfer of the securities represented by this certificate is subject to the conditions specified in the Purchase Agreement, dated as of August 5, 1999, as amended and modified from time to time, between the issuer (the "Company") and the purchaser of such securities, and the Company reserves the right to refuse the transfer of such securities until such conditions have been fulfilled with respect to such transfer. A copy of such conditions shall be furnished by the Company to the holder hereof upon written request and without charge."

           Section 8.  Definitions.  For the purposes of this Agreement, the
                       -----------
following terms have the meanings set forth below:

          "Affiliate" of any particular person or entity means any other person
           ---------
or entity controlling, controlled by or under common control with such particular person or entity.

          "Common Stock" means, collectively, the Class A Common, Class B
           ------------
Common, Class L Common and any capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

          "Benefit Plan" means any Plan established by the Company or any of the
           ------------
ChipPAC Subsidiaries or any predecessor of any of the foregoing, existing at the date hereof or at the Closing Date to which the Company or any ChipPAC Subsidiary contributes or has contributed, or under which any employee, former employee or director of the Company or any ChipPAC Subsidiary or any beneficiary thereof is covered, is eligible for coverage or has benefit rights in such person's capacity as an employee or former employee or director of the Company or any ChipPAC Subsidiary.

          "Environmental Law" means any statute, enactment, administrative
           -----------------
agency rule or promulgation, regulation, ordinance, or other law or order relating to the regulation or protection of human health, safety or the environment or to emissions, discharges, generation, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of any Hazardous Material.

          "Hazardous Material" means (i) any petroleum or petroleum products,
           ------------------
flammable explosives, radioactive materials, asbestos in any friable form, urea formaldehyde foam insulation and transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls (PCBs); (ii) any chemicals or other materials or substances which are now or hereafter become defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants" or words of similar import under any Environmental Law; and (iii) any other chemical or other material or substance, exposure to which is now or hereafter prohibited, limited or regulated by any governmental or regulatory authority under any Environmental Law.

          "Initial Public Offering" means a public offering and sale of the
           -----------------------
Company's common stock pursuant to an effective registration statement under the Securities Act, if immediately thereafter the Company has publicly held common stock listed on a national securities exchange or the NASD automated quotation system.

          "Intellectual Property" means all patents and patent rights,
           ---------------------
trademarks and trademark rights, trade names and trade name rights, service marks and service mark rights, service names and service name rights, brand names, inventions, copyrights and copyright rights, processes, formulae, trade dress, business and product names, logos, slogans, trade secrets, industrial models, processes, designs, methodologies, computer programs (including all source codes) and related documentation, technical information, manufacturing, engineering and technical drawings, know-how, all pending applications for and registrations of patents, trademarks, service marks and copyrights, and all other intellectual property rights of every kind or nature.

          "Permitted Encumbrance" means any of the following: (i) any lien or
          ----------------------
encumbrance granted to any financing source of the Company or any of its Subsidiaries, (ii) any lien or encumbrance for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with generally accepted accounting principles, (iii) any statutory lien or encumbrance arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent or (iv) any imperfection of title or similar lien or encumbrance which does not materially impair the Company's or the ChipPAC Subsidiaries' use of the property subject to such lien or encumbrance.

          "Person" means an individual, a partnership, a corporation, an
           ------
association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Release" means any release, spill, emission, leaking, pumping,
           -------
injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including, without limitation, the movement of Hazardous Materials through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

          "Restricted Securities" means (i) the Class A Preferred issued
           ---------------------
hereunder, (ii) the Warrant issued pursuant to paragraph 4D hereof, (iii) the Common Stock issued upon conversion of Class A Preferred or upon exercise of the Warrant and (iv) any securities issued with respect to the securities referred to in clauses (i), (ii) or (iii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) been distributed to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or become eligible for sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or (c) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in paragraph 7F have been delivered by the Company in accordance with paragraph 5B. Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in paragraph 7F.

          "Securities Act" means the Securities Act of 1933, as amended, or any
           --------------
similar federal law then in force.

          "Securities Exchange Act" means the Securities Exchange Act of 1934,
           -----------------------
as amended, or any similar federal law then in force.

          "Securities and Exchange Commission" includes any governmental body or
           ----------------------------------
agency succeeding to the functions thereof.

          "Subsidiary" means, with respect to any Person, any corporation,
           ----------
limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity.

          "Underlying Common Stock" means (i) the Common Stock issued or
           -----------------------
issuable upon conversion of the Class A Preferred or upon exercise of the Warrant and (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, any Person who holds Class A Preferred or the Warrant shall be deemed to be the holder of the Underlying Common Stock obtainable upon conversion of the Class A Preferred or exercise of the Warrant in connection with the transfer thereof or otherwise regardless of any restriction or limitation on the conversion of the Class A Preferred or exercise of the Warrant, such Underlying Common Stock shall be deemed to be in existence, and such Person shall be entitled to exercise the rights of a holder of Underlying Common Stock hereunder. As to any particular shares of Underlying Common Stock, such shares shall cease to be Underlying Common Stock when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them,
(b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the

Securities Act (or any similar provision then in force) or (c) repurchased by the Company or any Subsidiary.

          Section 9.  Miscellaneous.
                      -------------

          9A.  Expenses.   Except as otherwise provided herein, each party shall
               --------
bear its own expenses arising in connection with this Agreement and the transactions contemplated hereby. Effective upon the Closing, the Company shall pay a flat fee of $20,000 to Purchaser for Purchaser's expenses (whether internal or external) arising in connection with this Agreement and the transactions contemplated hereby.

          9B.  Remedies.   Each holder of Underlying Common Stock shall have all
               --------
rights and remedies set forth in this Agreement, the Articles of Incorporation and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law.

          9C.  Consent to Amendments.   The provisions of this Agreement may
               ---------------------
be amended only if the Company has obtained the written consent of the holders of not less than a majority of the outstanding shares of Underlying Common Stock. No other course of dealing between the Company and Purchaser or any delay in exercising any rights hereunder or under the Articles of Incorporation shall operate as a waiver of any rights of Purchaser.

          9D.  Survival of Representations and Warranties.   All representations
               ------------------------------------------
and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby for a period of only twenty-four (24) months following the Closing Date.

          9E.  Successors and Assigns.   Except as otherwise expressly provided
               ----------------------
herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for Purchaser's benefit as a purchaser or holder of Underlying Common Stock are also for the benefit of, and enforceable by, any subsequent holder of such Underlying Common Stock.

          9F.  Severability.   Whenever possible, each provision of this
               ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          9G.  Counterparts.   This Agreement may be executed simultaneously in
               ------------
two or more counterparts (any one or which may be delivered by facsimile transmission), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          9H.  Descriptive Headings; Interpretation.   The descriptive headings
               ------------------------------------
of this Agree ment are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

          9I.  Governing Law.  THE CORPORATE LAW OF THE STATE OF CALIFORNIA
               -------------
SHALL GOVERN ALL ISSUES AND QUESTIONS CONCERNING THE RELATIVE RIGHTS AND OBLIGATIONS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT AND THE EXHIBITS HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION OTHER THAN THE STATE OF DELAWARE.

          9J.  Notices.   All notices, demands or other communications to be
               -------
given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid), mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid or by facsimile transmission (with delivery confirmed by the facsimile operator). Such notices, demands and other communications shall be sent to the Purchaser and to the Company at the address indicated below:

          Purchaser:
          ---------

          Intel Corporation
          2200 Mission College Boulevard
          RN6-46
          Santa Clara, CA 95052
          Facsimile: (408) 765-6038
          Attn: M&A Portfolio Manager
copy to:  Gibson Dunn & Crutcher LLP
          1530 Page Mill Road
          Palo Alto, CA 94304
          Facsimile: (650) 849-5333
          Attn: Lawrence Calof

          Company:
          -------

          ChipPAC, Inc.
          3151 Coronado Drive
          Santa Clara, CA 95054
          Facsimile (408) 486-5911
          Attn: Dennis McKenna

copy to:  Bain Capital, Inc.
          One Embarcadero, Suite 2260
          San Francisco, CA 94111
          Facsimile:  (415) 627-1333
          Attn:  David Dominik
                 Edward Conard
                 Prescott Ashe

and to:   Citicorp Venture Capital, Ltd.
          399 Park Avenue
          New York, NY 10043
          Facsimile:  (212) 888-2940
          Attn:  Michael Delaney
                 Paul C. Schorr, IV

and to:   Kirkland & Ellis
          200 E. Randolph Drive
          Chicago, IL 60601
          Attn:  Jeffrey C. Hammes, P.C.
                 Gary M. Holihan

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          9K.  California Corporate Securities Law.  THE SALE OF THE
               -----------------------------------
SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE

ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

           9L. Confidentiality and Non-Disclosure.
               ----------------------------------

          (a)  Disclosure of Terms.  The terms and conditions of this Agreement
               -------------------
and the other agreements contemplated hereby (collectively, the "Financing Terms"), including their existence, shall be considered confidential information and shall not be disclosed by any party hereto to any third party except in accordance with the provisions set forth below.

          (b)  Press Releases, Etc.  No announcement regarding the Financing
               --------------------
Terms or Purchaser in a press release, conference, advertisement, announcement, professional or trade publication, mass marketing materials or otherwise to the general public may be made without the prior written consent of each of the parties hereto.

          (c)  Permitted Disclosures.  Notwithstanding the foregoing, (i) any
               ---------------------
party may disclose any of the Financing Terms or the identity of the Purchaser to its current or bona fide prospective investors or other financing sources, investment bankers, lenders, accountants and attorneys; and (ii) Purchaser may disclose its investment in the Company and the Financing Terms to third parties or to the public at its sole discretion and, if it does so, the other parties hereto shall have the right to disclose to third parties any such information disclosed in a press release or other public announcement by Purchaser.

          (d)  Legally Compelled Disclosure.  In the event that any party is
               ----------------------------
requested or becomes legally compelled (including without limitation, pursuant to securities laws and regulations) to disclose the existence of this Agreement, any of the other agreements contemplated hereby or any of the Financing Terms hereof in contravention of the provisions of this Section 9L, such party (the "Disclosing Party") shall provide the other parties (the "Non-Disclosing Parties") with prompt written notice of that fact so that the appropriate party may seek (with the cooperation and reasonable efforts of the other parties) a protective order, confidential treatment or other appropriate remedy. In such event, the Disclosing Party shall furnish only that portion of the information which is legally required and shall exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded such information to the extent reasonably requested by any Non-Disclosing Party.

          (e)  Other Information.  The provisions of this Section 9L shall be in
               -----------------
addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by any of the parties hereto with respect to the transactions contemplated hereby. Additional disclosures and exchange of confidential information between the Company and Purchaser shall be governed by the terms of the Corporate Non-Disclosure Agreement No. 0875665, executed by the Company and Purchaser, and any Confidential Information Transmittal Records (CITR) provided in connection therewith.

          (f)  All notices required under this section shall be made pursuant to
Section 9J of this Agreement.

          9M.  Consideration for Warrant.  Purchaser and the Company acknowledge
               -------------------------
and agree that the fair market value of the Class A Preferred issued hereunder is $9,950,000 and the fair market value of the Warrant issued hereunder is $50,000 and that, for all purposes (including tax and accounting), the consideration for the issuance of the Warrant shall be allocated as set forth in this paragraph 9M. Purchaser and the Company shall file their respective federal, state and local tax returns in a manner which is consistent with such valuation and allocation and shall not take any contrary position with any taxing authority.


                  *         *         *          *         *

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

CHIPPAC, INC.                                     INTEL CORPORATION
By:  /s/ Gary Breton                              By:   /s/ Arvind Sodhani
Name:  Gary Breton                                Name: Arvind Sodhani
Title: Vice President                             Title:  Vice President and Treasurer
Date Signed: August 5, 1999                       Date Signed: August 5, 1999
Address:     3151 Coronado Drive                  Address:  2200 Mission College Blvd.
             Santa Clara, CA 95054                         Santa Clara, CA 95052
                                                            Attn:  M&A Portfolio Manager
Telephone No.:  (408) 486-5901                    Telephone No.:   (408) 765-1240
Facsimile No.:  (408) 486-5911                    Facsimile No.:   (408) 765-6038
with a copy to: Kirkland & Ellis                  with a copy to:  General Counsel
                200 East Randolph Dr.                              2200 Mission College Blvd.
                Chicago, IL 60601                                  Santa Clara, CA 95052
                Attn: Jeffrey C. Hammes, P.C.
                      Gary M. Holihan



                 [Signature page to Stock Purchase Agreement]